UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-01976

                             Sequoia Fund, Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street, Suite 5000

                           New York, NY 10019

(Address of principal executive offices) (Zip code)

John B. Harris

Ruane, Cunniff & Goldfarb L.P.

9 West 57th Street

Suite 5000

                         New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 686-6884

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

(a) Report to Stockholders.

(b) Not applicable.

ANNUAL REPORT

DECEMBER 31, 2020

As of February 12, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you have specifically requested paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website (www.sequoiafund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically at any time by contacting your financial intermediary.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-686-6884.

Sequoia Fund	December 31, 2020

Sequoia Fund	December 31, 2020

Illustration of an Assumed Investment of $10,000 (Unaudited)

The graph below covers the period from July 15, 1970 (the date Sequoia Fund, Inc. (the ”Fund“) shares were first offered to the public) through December 31, 2020.

Sequoia Fund’s results as of December 31, 2020 appear below with results of the S&P 500 Index for the same periods:

Year ended December 31, 2020	Sequoia Fund	S&P 500 Index*
1 Year	23.33%	18.40%
5 Years (Annualized)	11.63%	15.22%
10 Years (Annualized)	11.78%	13.88%
Since inception (Annualized)**	13.77%	11.19%

The results shown in the graph and table, which assume reinvestment of distributions, represent past performance and do not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance shown. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major U.S. corporations. The Index does not incur expenses. It is not possible to invest directly in the Index.

**Inception Date: July 15, 1970.

Please consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain this and other information about the Fund. You may obtain year to date performance as of the most recent quarter end, and copies of the prospectus and summary prospectus, by calling 1-800-686-6884, or on the Fund’s website at www.sequoiafund.com. Please read the prospectus and summary prospectus carefully before investing.

Shares of the Fund are distributed by Foreside Financial Services, LLC (Member of FINRA). An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Sequoia Fund	December 31, 2020

Shareholder Letter

Dear Shareholder:

Sequoia Fund returned 23.33% in 2020, versus 18.40% for the S&P 500. Since June 2016, the team presently managing the Fund has now overseen a cumulative total return of 100%, versus 96% for the Index. While we hope and expect that the lead we have opened will widen in coming years, we are pleased that the Fund has outperformed a remarkably ebullient and resilient stock market— particularly during a past year punctuated by extraordinary events and increasingly extraordinary equity valuations in many areas. Companies that have demonstrated either an ability to dependably outgrow a plodding global economy or an exposure to areas of excitement like cloud software and electrified transportation now trade for valuations we have not seen since the late-90s dot-com bubble.

If ever there was a year that illustrated the humbling nature of our profession, this was it. Recognizing that for many of you we are not just “a” money manager but “the” money manager, we have always considered a wide range of outcomes when evaluating potential investments and have tried to construct portfolios capable of compounding value come rain or shine. We have also always assumed that the world’s population of black swans is far larger than textbooks and conventional wisdom would have you believe— and that trying to predict where they will reveal themselves is a fruitless endeavor. Yet we readily admit that we were completely blindsided— dumbfounded, frankly— by the events that have transpired over the past year. More importantly in many ways, if we had somehow seen them coming, we still wouldn’t have guessed the reactions they elicited from markets and many businesses. Answering questions about the future turns out to be a sobering challenge even if you own a crystal ball.

Which is why we try to answer as few of these questions as possible— and why we try to confine ourselves to the easier ones rather than the harder ones. We have always thought of forecasting the near-term direction of the economy or the stock market as akin to trying to predict the next month’s weather. We feel the same way about handicapping the probability of “tail risks” like nuclear wars, terrorist incidents, solar flares and, yes, viral pandemics. By contrast, we do think that with enough research and thoughtful debate, it is sometimes possible— but by no means easy— to make useful predictions about the future performance of an individual business. The task gets a little more manageable if you focus on advantaged businesses, because they’re naturally easier to assess. And still more manageable if you focus on gifted business managers, because they’re more likely to navigate the potholes you’ll inevitably overlook. And still more manageable if you focus on businesses that can grow independently of economic circumstances, because then you can ignore the weather, so to speak, and enjoy the luxury of only having to worry about if you’re right and not when you’re right. It also helps to purchase your holdings at prices that incorporate a margin of safety, because then when you’re wrong, you’re less likely to be very wrong, and when you’re right, every so often you’ll be really right.

Sadly, even when you seek out the easier questions, you’re still bound to answer a portion of them incorrectly, which is why we try to construct our portfolios with a prudent balance of concentration and diversification. Because it takes time to research a business carefully enough to maximize the odds of analyzing it correctly, we focus our efforts on a narrow group of holdings. But not so narrow that we raise the stakes associated with being wrong to unacceptable levels, since one of the very few things you can know with complete certainty as an investor is that the world is full of surprises. A curious flu in China can turn into a global pandemic, driving the stock market down 30% in a month. . . and then up 15% for the year, to all-time highs. . . with some businesses ultimately doubling, tripling and quadrupling in value during a year many would understandably describe as the worst in living memory. The twists and turns of fate can be staggeringly unpredictable, but as we wrote during the peak of the pandemic, fifty years of history have taught us time and again that the best way to navigate them is to own a thoughtfully researched and carefully purchased collection of businesses with the ability to prosper in as wide a range of conditions as possible, steadily evolving and enhancing its composition as opportunity allows.

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Fifty years ago this past July, the ambitious young investment firm of Ruane, Cunniff & Stires began operating the Sequoia Fund. Our founders’ stated goal was “Excellence in Investment Management,” and if they had known all the obstacles that fate was going to set along the path to achieving it, they might well have thought twice about attempting the journey. The last half-century has featured seven recessions, seven bear markets, three wars involving substantial US troop commitments, a global financial crisis that nearly spawned a second Great Depression and a global pandemic that has wrought shocking economic disruption. One of those bear markets, back in 1973 and 1974, was so severe that it forced a young Ruane Cunniff to consider closing its doors. A second, in 1982, caused a renowned magazine to famously contemplate “The Death of Equities.” A third, in 1987, saw the stock market fall 25% in a single day.

At five different junctures over those fifty years, Sequoia Fund fell at least 20 percentage points behind the S&P 500. During one particularly painful stretch, from the mid-1980s through the peak of the dot-com bubble in 1999, the Fund trailed the Index by two percentage points per annum over a period of fifteen years. Though it’s hard to believe given the conditions we’ve all endured in 2020, 1999 was actually the worst year in the Fund’s history. Sequoia declined 17% while the S&P 500 bounded ahead 21%. “In light of our recent results,” wrote our humbled predecessors, “we have had to take a good hard look at ourselves and our investment approach and ask, ‘Should we be doing something differently?’” They went on to proclaim its soundness, and history has proven them right. From July 1970 through December 2020— despite wars, panics, pestilence and a list of mistakes and misses that could probably stretch down most of the length of Wall Street— Sequoia Fund has earned a total return of 13.8% per annum, versus 11.2% for the S&P 500.

By definition, conventional modes of operation do not produce unconventional results, so it stands to reason that the Fund charted this successful course by consistently going its own way. When the Nifty Fifty fever broke and the country’s great consumer franchises fell out of investor favor in the mid-70s, we purchased them enthusiastically. When interest rates declined, equity valuations rose and stock-picking became more competitive through the 1990s and 2000s, we adapted our approach, broadened our horizons and realized that outstanding businesses with long-duration growth opportunities like Expeditors International, Idexx Labs, Costco, Mastercard, Google, Amazon and Wayfair could be great values at high multiples of earnings— or even no reported earnings at all— in just the same way that Pepsi, Interpublic

Sequoia Fund	December 31, 2020

Shareholder Letter (Continued)

Group, Capital Cities and Freddie Mac were great values at single-digit price/earnings ratios. When growth in the asset management industry took off and the large fund houses set about accumulating massive pools of fee-earning capital, we closed Sequoia to new investment for a stretch of roughly 25 years, prioritizing the performance of our clients over the performance of our business. As doubts have emerged regarding the effectiveness of active money management and investor capital has shifted sharply toward massively diversified index funds, we have remained committed to owning a carefully curated portfolio that looks nothing like the indexes.

If our founders could pay us a visit today, they would probably chuckle at the personnel, expense and effort that we now devote to crafting the same tightly focused portfolios that they held in the Fund’s early years. They would also probably scratch their heads, at least for a spell, at the news that their Fund now manufactures 100 gigahertz network switches, provides “social media” services, and has re-acquired a stake in The Walt Disney Company mainly on account of a new, massively loss-making venture that transmits movies and television shows over something called the internet. But they would immediately grasp the fundamental distinction underlying every investment that Sequoia presently holds, and every investment our Firm has ever made: the notion that a business is a complex and nuanced enterprise, whose intrinsic value is determined by its financial performance over periods of years and ultimately decades, while a stock price is a number that blinks on a screen, determined by human emotions that can sometimes be fallible in the extreme. They would also smile, we suspect, upon learning that while so much in the world has changed, fifty years of experience have soundly validated a conviction they held when our journey began: that Excellence in Investment Management is not incompatible with decency, and ambition does not preclude humility. As pleased as they would undoubtedly be with the Fund’s track record, we are certain that they would be even more pleased with the manner in which it was achieved.

They would also immediately appreciate that it was not achieved in isolation, but rather in partnership. You can only go your own way in our business if you have clients who will follow you— who are willing to trust that there can be profit in taking an unconventional approach to researching companies, or sourcing ideas, or constructing portfolios, or hiring and interacting with partners, colleagues and friends. Building and earning this kind of trust takes time, effort and a little luck, but if you can do it, you create an incredibly powerful, self-perpetuating competitive advantage, whereby the bonds of true partnership enable unique modes of operation that produce unique results— results that serve to reinforce those enabling bonds.

As we have said before, the world is packed with smart people and the secrets of value investing that our predecessors were early to discover have long since been revealed. Many talented practitioners understand the power of combining a mindset of long-term business ownership with assiduous research and a thoughtful process for translating the mindset and the research into useful judgments. But in a world that conjures constant surprises and a stock market that excels at making sound approaches look periodically senseless— sometimes for years on end— knowing what to do is entirely different from actually doing it. When you’re just getting started and still building trust with your clients, will you really have the guts to buy into a business that the conventional wisdom has condemned, or double down on a losing investment that Mr. Market has deemed a disaster? Once you’ve built a successful track record buying a certain type of company guided by a specific rule of thumb, will you really have the guts when the world inevitably evolves to consider new business models that have to be analyzed in novel ways? In theory, these sound like easy, sensible steps. In practice, they’re daunting leaps that are almost impossible to take if you don’t have clients who you can trust to take them in partnership with you. It is an understatement to say that we are grateful for the way you have supported the bold bets and critical evolutionary steps that have enabled the Fund’s success over its first half-century, and that we believe will sustain similar results over the second one now beginning.

•    •    •    •    •    •    •    •     •    •

Notable positive contributors during 2020 included Alphabet, Arista, Constellation, Eurofins, Facebook and Prosus, all of which returned 30-45%. Amazon, Taiwan Semiconductor and Wayfair each returned between 75% and 150%. Predictably, notable detractors included travel and event-related holdings like Booking, Rolls-Royce, Melrose and Formula One. a2Milk, Credit Acceptance and Hiscox also logged meaningful declines for the year, but for more idiosyncratic reasons.

Hard as this may be to believe, the most important news of the past year from the standpoint of the Fund’s future prospects was not COVID-19. While we have all been living under unimaginable circumstances for the past several months, while it will probably be many more before life gets back to normal, and while months passed on “COVID time” do admittedly feel like centuries, the reality is that the immediate impact of the virus will end up spanning a period of about six quarters, whereas the value of a typical business depends on cash flows that stretch across decades. Obviously, the virus will also leave a legacy that lingers well past the acute phase we are presently enduring. It will take years to fully comprehend these enduring impacts, but we don’t expect them to materially alter the aggregate value of either our businesses or the broader business world. The long-term prospects of some companies, like Wayfair, have almost certainly changed for the better, while those of others, like Rolls-Royce, have almost certainly changed for the worse, but ructions like these are a regular feature of what has always been a dynamic and relentlessly changing commercial landscape. They occur with greater frequency, force and fanfare in some periods than in others, but they’re omnipresent.

This can be a difficult concept to accept in the midst of a jarring event like the COVID pandemic, the Global Financial Crisis or the 9/11 attacks, but because a year is just a year and the world is always changing, inevitable periodic shocks ultimately matter much less to the long-term compounding of business value that drives the Fund’s results than the steady annual drumbeat of innovations, improvements and adaptations that (hopefully) enable our investees to expand their markets, out-compete their peers and enhance their profitability. COVID may seem like the only development of consequence last year, but what really mattered from our perspective was that Alphabet increased its share of the global advertising market, even as it invested aggressively to maintain its global edge in the development of exciting new technologies like autonomous driving and machine learning. CarMax began rolling out a leading omnichannel used car retailing experience that may allow a company that was already a structural market share taker to accelerate its rate of gain. Facebook, Prosus, Mastercard and Wayfair found new ways to exploit the explosion in electronic commerce. Formula One made major strides toward

Sequoia Fund	December 31, 2020

Shareholder Letter (Continued)

improving the entertainment appeal of a sports league that we consider one of the most unique and under-monetized media assets in the world. UnitedHealth continued its successful vertical integration into value-based services, a2 continued building a differentiated consumer brand in both China and the US, Vivendi continued to benefit from the rapid global adoption of subscription music streaming services and Schwab continued to leverage advantages of scale and brand to win customer assets from high-cost bank-affiliated wealth managers and brokers.

Of course, the news is never all good. While CarMax and Formula One have made notable progress undertaking big businesses transformations, the changes have been slower than we would have hoped or expected. Facebook, Alphabet and Prosus face well-documented regulatory challenges. Low interest rates continue to depress earnings at Schwab and a host of businesses at Berkshire Hathaway. Credit Acceptance suffered a meaningful regulatory setback, Hiscox made an unusual execution misstep and Vivendi disappointed us with some of its capital allocation decisions. Rolls-Royce sustained its reign as the official corporate mascot of Murphy’s Law.

Weighing the pluses and minuses, we remain pleased with how our investees are executing and evolving in order to “make their own luck,” as a wise colleague of ours likes to say. That may seem like a prosaic statement, but it’s actually what matters most— even more than a pandemic— because if you can build a portfolio of businesses that make their own luck, you essentially turn a sailboat into a powerboat, where forward progress depends on the strength and resiliency of your companies’ productive engines rather than the vagaries of the weather. We remain as confident as ever that the commercial motor we have assembled is capable of compounding value at a faster rate than the S&P 500, and that we should be able to augment this advantage by “buying low and selling high,” as the saying goes, when opportunity allows.

With that objective in mind, we made meaningful additions during the year to our holdings in Credit Acceptance, Formula One, Taiwan Semiconductor and UnitedHealth. Material trims included Alphabet, Berkshire, Constellation and Mastercard. In a few cases, in response to truly extraordinary volatility that saw the value of some holdings change by multiples within a matter of months, we took what for us is the very unusual step of both boosting and trimming the same position in the same year. We also exited travel-exposed investments in Booking Holdings and Melrose and reluctantly sold our position in Amazon after the valuation of an undeniably great business rose to levels we considered overly demanding.

New investments disclosed during 2020 included Fidelity Information Services, Intercontinental Exchange, Disney, Netflix and Taiwan Semiconductor. FIS and ICE are technology services companies that facilitate electronic transactions and sell corporate software. FIS supports the banking and payments industries. ICE touches a broader swath of the economy, but with a focus on the energy industry. Because both companies are essentially helping to transition various customer activities from analog to digital, they tend to grow faster than the industries they serve and the economy in general. They also provide essential and “sticky” services where high switching costs or network effects make customers reluctant to change vendors. As a result, they earn extremely high profit margins and returns on capital, allowing them to grow at attractive and unusually predictable rates while generating prodigious free cash flows. Both have been and will probably remain active and largely successful acquirers of other businesses. A combination of organic growth and returns on likely M&A investments should enable FIS and ICE to grow their earnings at double-digit rates over the long term, with what we expect will be relatively low sensitivity to the economic cycle. In each case, we paid a bit more than twenty times expected after-tax earnings for our stakes.

Disney and Netflix are both bets on the global trend toward subscription-based streaming video consumption, which we think is still in its early innings. As people increasingly watch their TV and movies via apps instead of cable bundles, we expect a relatively egalitarian media ecosystem that historically supported many winners to become much more elitist. The streaming model heavily favors scaled early movers, who benefit from a virtuous cycle in which massive content investment attracts incremental subscribers and revenues, which enable further content investment, which yields still more subscriber growth.

Netflix and Disney are investing heavily to drive this virtuous cycle, which is depressing their current profits, but people can only watch so much TV and wrap their arms around so much selection, which means that the growth of programming spend will eventually have to slow. If the world’s two most compelling collections of streamed video content continue to attract incremental subscribers amidst a moderating pace of investment, then content costs per subscriber will begin to fall, widening competitive gaps that are already very substantial by layering a cost advantage on top of a product quality advantage. As a result of this dynamic— which we think competitors will struggle to replicate— we believe that the leaders of the video entertainment industry’s streaming era will be far larger and more profitable than those of the cable era. While this possibility is by no means lost on the stock market, we invested in Disney and Netflix because we believed their prices still failed to discount the degree to which we expect a small handful of victors to take most of the streaming era’s significantly greater spoils.

Though the manufacture of semiconductors is a hugely technical and capital-intensive business that would seem to have little in common with TV and movies, the thesis underlying our recent investment in Taiwan Semiconductor, or TSMC, is actually almost identical to the rationale for our streaming investments. Just as one can frame recent events in the media industry as a story of pre- and post-streaming eras, one can view the recent history of semiconductor production as a transition from vertical integration to outsourcing. In the past, many technology companies manufactured their own computing chips. As chips became harder and harder to produce, a trend toward outsourcing to third party “fabs” took hold. While scale often confers benefits to businesses that provide outsourced services, those benefits have been massively magnified in the semiconductor industry by the limitations of physics, which are quickly turning the production of advanced computer chips into the most expensive and technically challenging industrial pursuit in the history of the world. Today’s “leading edge” chips are made in facilities that often cost more than $10 billion, with dizzyingly intricate processes that pack 250 million transistors into each square millimeter of silicon, in patterns where the distance between one transistor and the next is not much greater than the incomprehensibly narrow width of an atom.

Sequoia Fund	December 31, 2020

Shareholder Letter (Continued)

Over the last twenty years, as the race toward this present condition of mind-boggling expense and complexity progressed, contestant after contestant fell by the wayside, leaving only a tiny group of leaders with the capability to continue running. As the largest of them all, TSMC is able to earn gigantic profit margins and returns on investment producing what is arguably the most important manufactured component in the modern economy. Thanks to a raft of powerful technological trends, including 5G communications, artificial intelligence and cloud computing, we expect the company to grow its profits well in excess of global GDP while distributing most of them each year as dividends. Though the stock has more than doubled from our cost, we consider the current valuation of the business reasonable in light of its unique advantages and growth prospects. Our main concerns involve the geopolitical implications of the world’s most important producer of the world’s most important manufactured component having its domicile in Taiwan— one of the world’s most strategically sensitive geographies— amidst rapidly rising tension between the US and China.

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To maximize the odds of a successful return to our standard format, we have shifted the date of our annual Investor Day from mid-May to Thursday, November 4, 2021. Further details to come later in the year. It is an understatement in the extreme to say that we are looking forward to seeing clients and friends in the flesh again, though based on the positive feedback we received following last year’s virtual event, from now on we will offer the option to attend via webcast.

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It feels awkward to say this about a year marred by extraordinary human suffering, but as we look back on 2020, we all feel a deep sense of gratitude. For health, happiness and family; for a group of colleagues and a culture that makes work a joy rather than a job; for the great luxury of getting to do what we love at a firm we love so deeply; for having had the opportunity to play a small role in the quest for Excellence in Investment Management that Bill Ruane and Rick Cunniff began fifty years ago; and most of all, for a truly remarkable group of clients whose trust and partnership has made the journey possible. We look forward with optimism and excitement to the challenge of continuing it for another fifty years, and in the meantime— this year more than any other— we wish you a new year filled with happiness and good health.

Sincerely,

The Ruane, Cunniff & Goldfarb Investment Committee,

Arman Gokgol-Kline	John B. Harris	Trevor Magyar	D. Chase Sheridan

January 22, 2021

Sequoia Fund, Inc.	December 31, 2020

Management’s Discussion on Fund Performance (Unaudited)

The table below shows the 12-month total return for the top ten equity positions at the end of 2020.

Company	% of Net Assets 12/31/20	Total Return	% of Net Assets 12/31/19
Taiwan Semiconductor Manufacturing Co. Ltd.	6.1%	90.6%	1.6%
Alphabet, Inc.	6.1%	30.9%	12.0%
UnitedHealth Group, Inc.	5.3%	21.2%	1.0%
CarMax, Inc.	5.2%	7.8%	6.2%
Facebook, Inc.	5.0%	33.1%	4.3%
Arista Networks, Inc.	4.8%	42.8%	3.2%
Credit Acceptance Corp.	4.4%	(22.3)%	4.5%
Eurofins Scientific SE	4.4%	51.3%	3.2%
Constellation Software, Inc.	4.3%	33.9%	4.9%
The Walt Disney Co.	4.2%	26.0%[1]	0.0%

Sector Breakdown as of December 31, 2020 (% of net assets)

The total return for the Sequoia Fund in 2020 was 23.33%. This compares with the 18.40% return of the S&P 500 Index.

Our preference is to make concentrated commitments of capital in a limited number of companies that have superior long-term economic prospects and that sell at what we believe are attractive prices. Because Sequoia is deliberately not representative of the overall market, in any given year the performance of the Fund may vary significantly from that of the broad market indices.

[1]	Disney returned 26.0% for the full calendar year 2020. The performance from Sequoia’s initial purchase on June 3 through December 31 was 48.7%.

The top ten equity positions constituted approximately 50% of Sequoia’s net assets on December 31, 2020. At year-end, the Fund was 98.0% invested in common stocks and 2.0% invested in cash.

Taiwan Semiconductor’s revenues grew 31% in 2020, outpacing the rest of the foundry industry by 5x. The company’s impressive growth was driven by its continued dominance in leading edge chip production. Initially, the COVID outbreak caused management to lower revenue guidance for the year. However, the pandemic increased demands for high-performance computing, and consequently, demand for TSM’s services and capacity ended the year higher than pre-pandemic levels. Adding to its 2020 tailwind, several of TSM’s largest smartphone customers stockpiled chips in connection with the trade restrictions imposed upon Huawei.

As the process for producing semiconductors has grown more complex and expensive, technology companies have increasingly outsourced production. TSM has been a great beneficiary of this trend. The company has emerged as the dominant survivor in the foundry industry, with most competitors having given up on producing at the leading edge. In fact, even Intel, whose manufacturing prowess long led the industry, has fallen behind TSM and is now considering increasing outsourced production in the coming years.

Sequoia came into 2020 with a small investment in TSM but took advantage of the volatility in the company’s stock price in the spring to add to its investment below $52 per share. Despite TSM’s strong performance in 2020, we believe the company’s shares continue to trade at a reasonable earnings multiple as compared to our future expectations for the business.

Alphabet’s revenue grew 13% in 2020, to $182 billion. The primary drivers of the company’s strong growth were the usual suspects of search (+6%), YouTube advertising (+31%), and Google Cloud (+46%). During the first few months of the pandemic, a sharp spending pullback by advertisers negatively impacted search and YouTube, but as advertising activity recovered through the second half of the year, both businesses exited 2020 with excellent momentum.

Impressively, Alphabet managed to expand margins in 2020 – a year in which usage of nearly every ad-supported Google service exploded at the same time that many advertisers slashed ad budgets. Operating margins of 23% reflect a combination of outstanding operational agility and cost discipline within Alphabet’s core businesses and improved operating leverage at Google Cloud. In the fourth quarter, the company disclosed operating results in its Cloud business for the first time. While we knew the business was not yet profitable, we were surprised

Sequoia Fund, Inc.	December 31, 2020

Management’s Discussion on Fund Performance (Unaudited) (Continued)

by the magnitude of the losses today. Cloud lost over $5 billion in 2020, a figure which mostly reflected the significant fixed costs of building a global data center footprint and a product portfolio of hyperscaler quality and scope. We are pleased with the extraordinary sales momentum Google Cloud saw in 2020, a year in which Google Cloud Platform nearly tripled the size of its revenue backlog, and we believe the significant operating leverage inherent in the business model will carry margins higher as the business scales.

Alphabet entered 2020 as Sequoia’s largest position. Although it declined along with the broader market in the spring, it held up better than many other companies, and as a result, its weight in Sequoia increased. In response, we trimmed our position and used the proceeds to add to existing and new investments that, in our estimation, were more attractive. Today, Alphabet’s weight is nearly half what it was at the end of 2019, yet Alphabet remains our second largest holding.

UnitedHealth Group had a solid year despite some COVID-related volatility, with total revenues growing 6% and earnings per share growing 12%. The COVID pandemic affected UnitedHealth’s operations in a couple of notable ways. First, the COVID-related spike in unemployment led to a decline in UnitedHealth’s commercial covered lives; though an increase in Medicare and Medicaid lives along with healthcare inflation helped propel insurance revenues higher. Second, the company’s health, prescription, and tech services business, Optum, saw a material acceleration in growth thanks to an expansion of people served in value-based care arrangements and rising home infusion services and specialty pharmacy drug spend.

Like TSM, UnitedHealth entered the year at a relatively small weight in Sequoia’s portfolio. A dip in late January provided an initial opportunity to add to our investment below $290 per share, and the dramatic decline in mid-March provided another opportunity below $240 per share. Today, UnitedHealth trades at a below-market multiple of our 2021 earnings estimate, which we believe represents good value given our expectation for double digit earnings growth in the years ahead.

CarMax is projected to post a mid-single-digit decline in revenue during the fiscal year that ends February 2021. This decline resulted entirely from COVID-related store closures that severely hindered the company’s sales first in the spring and then again in the winter. Despite these challenges, CarMax adapted to the environment well, offering curbside test-drives, remote buying and home delivery. Unlike other brick-and-mortar car retailers, CarMax didn’t have to stitch together these capabilities on the fly. The company was already offering an omnichannel customer experience in many of its markets before the pandemic hit. By November, CarMax was offering omnichannel in all its markets, an important development as we believe the transition to an omnichannel offering will allow the company to thrive in the coming years. Meanwhile, the company’s ability to weather the COVID storm while many traditional brick-and-mortar used car dealerships shuttered was further confirmation of CarMax’s strong position.

As with several of our other holdings, we were able to take advantage of the dramatic decline in the market in mid-March by adding to our investment in CarMax at $47. We subsequently sold a portion of our increased holdings later in the year given the rapid recovery in the company’s share price and its resulting large weighting in the portfolio. Despite our trim, CarMax remains a top holding.

Facebook grew revenues 22% in 2020, meeting pre-COVID expectations for the year despite facing headwinds from a weak economy. Not surprisingly, in a year that saw parts of the globe locked down for extended periods, engagement with the Facebook family of apps strengthened. The relatively new areas of shopping and Reels short videos are gaining traction. Growth in ad revenues increased in Q4, largely driven by the acceleration of e-commerce, and sales are booming at Facebook Reality Labs, the division that produces virtual reality headsets. While Facebook turned in strong financial performance in a difficult environment, 2020 was not without turmoil as political discourse raged on the company’s apps. As part of its year-end earnings announcement, management indicated that it intends to deemphasize political content in the newsfeed. In our view, regulation remains a significant risk for the company. That said, we believe this risk is reflected in the shares with Facebook trading for ~24x consensus forward earnings, a near market multiple for a dominant social media enterprise whose earnings we expect to grow far in excess of the overall economy for years to come.

Arista Networks is projected to report a year-over-year decline in revenues in 2020, largely caused by a pullback in infrastructure spending at Facebook and Microsoft, Arista’s two largest customers in the early part of the year. However, the company returned to growth in the fourth quarter, and customer spending patterns suggest Arista is poised to grow at a healthy pace in 2021 and beyond. Notably, we believe Arista is well positioned to benefit from a coming upgrade cycle, which is expected to see many cloud network providers replace their existing switch hardware with the latest 400G high-speed switches. Importantly, Arista’s 400G product lineup has been well received, with our research suggesting the company is defending its leading market position in high-speed switches successfully. We continue to believe that Arista’s unique software-first approach to design and quality assurance together with its supremely talented management allow it to create superior products.

Sequoia Fund, Inc.	December 31, 2020

Management’s Discussion on Fund Performance (Unaudited) (Continued)

Arista’s shares appreciated rapidly as fears over weak demand from its top customers abated in the latter part of the year. We recently trimmed the position as the business’s valuation grew more challenging, but Arista remains a holding in the portfolio given its inherent advantages and market tailwinds.

Credit Acceptance had a solid year despite the pandemic. Total revenues rose 12% and adjusted net earnings rose 4%. Due in part to a hefty share repurchase, earnings per share grew 10%. Unit loan volume declined 8% during the year, driven by dealer closures, inventory challenges, a more discerning underwriting approach and a decision to deploy more capital towards repurchasing shares at attractive prices rather than making loans at lower returns.

Credit Acceptance falls under the purview of a number of regulatory bodies, including attorneys general offices in all states in which it operates, the Consumer Financial Protection Bureau, and the Department of Justice. Late in the summer, the Massachusetts attorney general announced a lawsuit alleging that Credit Acceptance violated consumer lending laws. Our research on these claims has led us to believe that they are overstated, and while we believe the resolution of Credit Acceptance’s regulatory issues could involve material costs, the current valuation discounts a conservative estimation of these risks. We feel the company is likely to perform well in the coming years, and we have opportunistically added to our holdings.

Eurofins Scientific had a strong 2020 as continued performance by its core business was enhanced by a boost from COVID testing. Revenues grew 18% for the year, driven largely by organic growth as the company shifted its attention away from M&A and towards COVID-related efforts, integrating prior acquisitions, and finalizing some infrastructure and operational initiatives. Despite the shares’ strong performance during the year and our expectation for COVID testing tailwinds to abate in the years ahead as vaccination programs and other measures bring the pandemic under control, we remain optimistic about the company’s growth prospects under its talented management team.

Constellation Software experienced a deceleration in growth in the second quarter as customers put off license purchases and acquisition activity slowed, but the business saw a quick rebound by the next quarter. Constellation enjoys a very steady base of business because it provides mission-critical solutions and derives most of its revenue from recurring maintenance sales. Over the course of the year, the team learned how to make acquisitions remotely and the company continues to deploy significant capital at attractive rates of return.

In May, Constellation’s Total Specific Solutions (TSS) unit reached a deal to merge with Topicus.com BV, another large Dutch software vendor with a unique approach to organic growth. TSS was itself acquired by Constellation in 2013, shortly before we invested. The combined TSS-Topicus entity spun out into a separately listed company in the first quarter of 2021.

Costellation’s shares trade for a healthy 30x multiple of our estimate of the company’s forward cash earnings per share. And while we acknowledge that this is a premium valuation, we also believe that this is an exceptional company led by a terrific team with plenty of arrows in its quiver.

The Walt Disney Co. was added to the portfolio in June when the stock was depressed due to concerns about how COVID would affect the company’s Parks business. Though Parks is certain to be unprofitable for the near future, we believed the stock market was overreacting given the segment only represents about 25% of the company’s normalized operating income. We expect Parks to rebound quickly when leisure travel resumes.

Meanwhile, we have been following Disney for some time and were impressed by management’s clear commitment to streaming with the launch of Disney+ in late 2019. The combination of an iconic content library and a world stuck at home due to the pandemic helped Disney+ reach 60 million subscribers in just nine months, a target it had originally set for 2024. Capitalizing on its early momentum, Disney has reorganized its divisions to be streaming-first, upped its financial investment in streaming, and laid out an ambitious goal of roughly 245 million Disney+ subscribers by 2024. It is still early days for streaming, but we believe Disney’s unparalleled franchises should position it to be one of the dominant players as the streaming market naturally consolidates.

Disney rallied during Q4 as the market began to appreciate the size of the streaming opportunity. Today, the stock trades at 27x our estimate of underlying 2021 earnings, already nearly 50% higher than where we purchased our shares in June, but still a fair valuation for a company that we expect to compound earnings at a double-digit rate annually for the next decade.

Sequoia Fund	December 31, 2020

Annual Fund Operating Expenses (Unaudited)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Shareholder Fees (fees paid directly from your investment) The Fund does not impose any sales charges, exchange fees or redemption fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.07%

Total Annual Fund Operating Expenses*	1.07%
Expense Reimbursement by Investment Adviser*	-0.07%

Net Annual Fund Operating Expenses*	1.00%

* It is the intention of Ruane, Cunniff & Goldfarb L.P. (the “Adviser”) to ensure the Fund does not pay in excess of 1.00% in Net Annual Fund Operating Expenses. This reimbursement is a provision of the Adviser’s investment advisory contract with the Fund and the reimbursement will be in effect only so long as that investment advisory contract is in effect. The expense ratio presented is from the Fund’s prospectus dated May 1, 2020. For the year ended December 31, 2020, the Fund’s annual operating expenses and investment advisory fee, net of the reimbursement, were 1.00% and 0.91%, respectively.

Fees and Expenses of the Fund (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 through December 31, 2020).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period** July 1, 2020 through December 31, 2020
Actual	$1,000	$1,245.60	$5.64
Hypothetical (5% return per year before expenses)	$1,000	$1,020.11	$5.08

** Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period).

Sequoia Fund	December 31, 2020

Schedule of Investments

December 31, 2020

(Percentages are of the Fund’s Net Assets)

Common Stocks (98.0%)

Shares		Value (Note 1)
	Aerospace & Defense (2.8%)
79,110,516	Rolls-Royce Holdings PLC (United Kingdom)(a)	$120,354,289

	Application Software (4.3%)
143,661	Constellation Software, Inc. (Canada)	186,550,507

	Automotive Retail (5.2%)
2,380,073	CarMax, Inc.(a)	224,821,696

	Cable & Satellite (3.9%)
422,084	Liberty Broadband Corp.-Class A(a)	66,511,997
643,177	Liberty Broadband Corp.-Class C(a)	101,859,942

		168,371,939

	Communications Equipment (4.8%)
711,299	Arista Networks, Inc.(a)	206,682,150

	Construction & Engineering (3.5%)
1,379,878	Jacobs Engineering Group, Inc.	150,351,507

	Consumer Finance (4.4%)
555,832	Credit Acceptance Corp.(a)	192,395,688

	Data Processing & Outsourced Services (6.0%)
698,957	Fidelity National Information Services, Inc.	98,874,457
451,395	Mastercard, Inc.-Class A	161,120,931

		259,995,388

	Financial Exchanges & Data (3.3%)
1,237,843	Intercontinental Exchange, Inc.	142,710,919

	Interactive Media & Services (11.1%)
100,042	Alphabet, Inc.-Class A(a)	175,337,611
50,880	Alphabet, Inc.-Class C(a)	89,135,654
785,148	Facebook, Inc.-Class A(a)	214,471,028

		478,944,293

	Internet & Direct Marketing Retail (6.9%)
1,499,478	Prosus NV (Netherlands)(a)	161,861,144
614,605	Wayfair, Inc.-Class A(a)	138,783,955

		300,645,099

	Investment Banking & Brokerage (4.0%)
3,265,681	The Charles Schwab Corp.	173,211,720

	Life Sciences Tools & Services (4.4%)
2,259,390	Eurofins Scientific SE (Luxembourg)(a)	189,431,414

	Managed Health Care (5.3%)
658,285	UnitedHealth Group, Inc.	230,847,384

	Movies & Entertainment (15.1%)
43,481	Liberty Media Corp.-Liberty Formula One - Series A(a)	1,651,843
3,832,607	Liberty Media Corp.-Liberty Formula One - Series C(a)	163,269,058
248,745	Netflix, Inc.(a)	134,503,884
5,383,123	Vivendi SA (France)	173,482,589

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2020

Schedule of Investments (Continued)

December 31, 2020

Shares		Value (Note 1)
	MOVIES & ENTERTAINMENT cont — (15.1%)
997,772	The Walt Disney Co.(a)	$180,776,331

		653,683,705

	Multi-Sector Holdings (3.4%)
128	Berkshire Hathaway, Inc.-Class A(a)	44,520,320
445,027	Berkshire Hathaway, Inc.-Class B(a)	103,188,410

		147,708,730

	Packaged Foods & Meats (2.5%)
12,246,210	The a2 Milk Co. Ltd. (New Zealand)(a)	108,101,919

	Property & Casualty Insurance (1.0%)
3,227,191	Hiscox Ltd. (Bermuda)(a)	43,867,046

	Semiconductors (6.1%)
2,434,981	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) - SP ADR	265,510,328

	Miscellaneous Securities (0.0%)(b)	—

	Total Common Stocks (Cost $2,274,523,395)	4,244,185,721

	Total Investments (98.0%) (Cost $2,274,523,395)(c)	4,244,185,721
	Other Assets Less Liabilities (2.0%)	86,210,421

	Net Assets (100.0%)	$4,330,396,142

(a)	Non-income producing security.

(b)	”Miscellaneous Securities“ include holdings that are not restricted, have been held for not more than one year prior to December 31, 2020, and have not previously been publicly disclosed.

(c)	The cost for federal income tax purposes is $2,272,670,605. The difference between book cost and tax cost is attributable to financial and tax accounting differences on a corporate spin-off.

Abbreviation:

SP ADR	Sponsored American Depository Receipt

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2020

Schedule of Investments (Continued)

December 31, 2020

Generally accepted accounting principles establish a disclosure hierarchy that categorizes the inputs to valuation techniques used to value the investments at measurement date. These inputs are summarized in the three levels listed below:

Level 1	–	unadjusted quoted prices in active markets for identical securities.

Level 2	–	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk).

Level 3	–	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2020, there were no transfers between Levels and there were no Level 3 securities held by the Fund.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2020:

Common Stocks
Level 1 - Quoted Prices	$4,244,185,721
Level 2 - Other Significant Observable Inputs	0

Total	$4,244,185,721

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2020

Statement of Assets and Liabilities

December 31, 2020

Assets
Investments in securities, at value (cost $2,274,523,395) (Note 1)	$4,244,185,721
Cash on deposit	85,785,358
Receivable for investments sold	4,670,900
Receivable for capital stock sold	398,128
Dividends and interest receivable	956,788
Other assets	164,686

Total assets	4,336,161,581

Liabilities
Payable for investments purchased	1,670,636
Payable for capital stock repurchased	698,684
Accrued investment advisory fee	3,124,235
Accrued professional fees	167,967
Accrued transfer agent fees	66,707
Accrued custodian fees	20,833
Accrued independent Directors fees and expenses	1,025
Accrued other expenses	15,352

Total liabilities	5,765,439

Net Assets	$4,330,396,142

Net Assets Consist of
Capital (par value and paid in surplus) $.10 par value capital stock, 100,000,000 shares authorized, 25,530,542 shares outstanding	$2,251,851,775
Total distributable earnings (loss)	2,078,544,367

Net Assets	$4,330,396,142

Net asset value per share	$169.62

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2020

Statement of Operations

Year Ended December 31, 2020

Investment Income
Income
Dividends, net of $1,306,127 foreign tax withheld	$ 14,589,966
Interest	20,075

Total investment income	14,610,041

Expenses
Investment advisory fee (Note 2)	38,838,680
Professional fees	949,523
Transfer agent fees	749,529
Independent Directors fees and expenses	553,000
Custodian fees	125,000
Other	1,026,027

Total expenses	42,241,759
Less professional fees reimbursed by insurance company (Note 5)	70,000

Expenses before reimbursement by Investment Adviser	42,171,759
Less expenses reimbursed by Investment Adviser (Note 2)	3,183,078

Net expenses	38,988,681

Net investment loss	(24,378,640)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Realized gain (loss) on
Investments (Note 3)	636,363,151
Foreign currency transactions	(787,704)

Net realized gain on investments and foreign currency transactions	635,575,447

Net change in unrealized appreciation/(depreciation) on
Investments	234,243,400
Foreign currency translations	(48,677)

Net increase in unrealized appreciation/(depreciation) on investments and foreign currency translations	234,194,723

Net realized and unrealized gain on investments and foreign currency transactions and translations	869,770,170

Net increase in net assets from operations	$845,391,530

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019
Increase (Decrease) in Net Assets
From operations
Net investment loss	$ (24,378,640)	$ (16,240,798)
Net realized gain on investments and foreign currency transactions	635,575,447	326,839,030
Net increase in unrealized appreciation/(depreciation) on investments and foreign currency translations	234,194,723	654,225,871

Net increase in net assets from operations	845,391,530	964,824,103

Distributions to shareholders from:
Total distributable earnings	(544,807,691)	(317,910,420)

Capital share transactions
Shares sold	99,116,146	79,309,117
Shares issued to shareholders on reinvestment of net income and net realized gain distributions	424,384,788	248,963,356
Shares repurchased	(473,786,784)	(430,595,536)

Net increase (decrease) from capital share transactions	49,714,150	(102,323,063)

Total increase in net assets	350,297,989	544,590,620
Net Assets
Beginning of year	3,980,098,153	3,435,507,533

End of year	$4,330,396,142	$3,980,098,153

Share transactions
Shares sold	670,337	524,680
Shares issued to shareholders on reinvestment of net income and net realized gain distributions	2,613,661	1,628,764
Shares repurchased	(3,060,482)	(2,833,962)

Net increase (decrease) from capital share transactions	223,516	(680,518)

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2020

Financial Highlights

	Year Ended December 31,
	2020	2019		2018	2017		2016
Per Share Operating Performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$157.27	$132.20		$169.55	$161.28		$207.26

Income from investment operations
Net investment loss	(0.95)	(0.62)		(0.69)	(0.59)		(0.43)
Net realized and unrealized gains (losses) on investments	36.20	38.50		(2.67)	32.12		(15.16)

Net increase (decrease) in net asset value from operations	35.25	37.88		(3.36)	31.53		(15.59)

Less distributions from
Net investment income	—	(1.16	)(a)	—	—		—
Net realized gains	(22.90)	(11.65)		(33.99)	(23.26)		(30.39)

Total distributions	(22.90)	(12.81)		(33.99)	(23.26)		(30.39)

Net asset value, end of year	$169.62	$157.27		$132.20	$169.55		$161.28

Total Return	23.33%	29.12%		(2.62)%	20.07	%(b)	(6.90)%

Ratios/Supplementary data
Net assets, end of year (in millions)	$4,330	$3,980		$3,436	$4,246		$4,096
Ratio of expenses to average net assets
Before expenses reimbursed by Investment Adviser (c)	1.09%	1.07%		1.06%	1.07%		1.07%
After expenses reimbursed by Investment Adviser	1.00%	1.00%		1.00%	1.00%		1.00%
Ratio of net investment loss to average net assets	(0.63)%	(0.42)%		(0.42)%	(0.35)%		(0.22)%
Portfolio turnover rate	28%	16%		27%	18%		16%

(a)

The difference of net investment income/(loss) for financial and tax reporting is attributable to financial and tax accounting differences on a corporate spin–off. As a result, the Fund was required to make a distribution from net investment income for tax purposes.

(b)	Includes the impact of proceeds received and credited to the Fund resulting from a class action settlement, which enhanced the Fund’s performance for the year ended December 31, 2017 by 0.05%.

(c)	Reflects reductions of 0.00%, 0.02%, 0.05%, 0.02% and 0.02% for expenses reimbursed by insurance company for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund	December 31, 2020

Notes to Financial Statements

Note 1— Significant Accounting Policies

Sequoia Fund, Inc. (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund follows investment company accounting and reporting guidance of the FinancialAccounting Standards Board (“FASB”)Accounting Standard Codification Topic 946 Financial Services— Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (”GAAP“). The Fund consistently follows such policies in the preparation of its financial statements.

A.

Valuation of investments: Investments are carried at fair value as determined under the supervision of the Fund’s Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (”NASDAQ“) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean of the last reported bid and asked prices.

Securities traded on a foreign exchange are valued at the closing price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.

U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of 60 days are valued on the basis of market quotations and estimates until the sixtieth day prior to maturity, at which point they are valued at amortized cost. Fixed-income securities, other than U.S. Treasury Bills, are valued at the last quoted sales price or, if adequate trading volume is not present, at the mean of the last bid and asked prices.

When reliable market quotations are insufficient or not readily available at the time of valuation or when Ruane, Cunniff & Goldfarb L.P. (the ”Investment Adviser“) determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with procedures adopted by and subject to review by the Fund’s Board of Directors.

B.

Foreign currency translations: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized gains or losses on foreign currency transactions arise from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions and translations arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.

Investment transactions and investment income: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security.The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

D.

Federal income taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and it intends to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Sequoia Fund	December 31, 2020

Notes to Financial Statements (Continued)

E.

Use of estimates:The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Dividends and distributions: Dividends and distributions are recorded by the Fund on the ex-dividend date.

Note 2— Investment Advisory Contract and Payments to Affiliates

The Investment Adviser provides the Fund with investment advice and administrative services pursuant to an investment advisory contract (the “Advisory Contract”) with the Fund.

Under the terms of the Advisory Contract, the Investment Adviser receives an investment advisory fee equal to 1% per annum of the Fund’s average daily net asset value. Under the Advisory Contract, the Investment Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1 1⁄2% of the average daily net asset value of the Fund for such year up to a maximum of $30,000,000 of net assets, plus 1% of the average daily net asset value in excess of $30,000,000. The expenses incurred by the Fund exceeded the limitation for the year ended December 31, 2020 and the Investment Adviser reimbursed the Fund $2,681,078. Such reimbursement is not subject to recoupment by the Investment Adviser.

The Fund has contractually agreed to pay an asset-based fee to certain financial intermediaries for providing recordkeeping and other administrative services for sub-accounts maintained by the intermediaries. The Investment Adviser has contractually agreed to pay such fees on behalf of the Fund as long as the Advisory Contract remains in effect. Total fees paid by the Investment Adviser to the intermediaries on behalf of the Fund for the year ended December 31, 2020 were approximately $502,000, which is included in expenses reimbursed by the Investment Adviser in the Statement of Operations.

For the year ended December 31, 2020, advisory fees of $38,838,680 were earned by the Investment Adviser. Certain officers of the Fund are also officers of the Investment Adviser. There were no other amounts accrued or paid to interested persons, including officers and directors.

Note 3— Investment Transactions

The aggregate cost of purchases and the proceeds from the sales of securities, excluding short-term securities, for the year ended December 31, 2020 were $1,050,558,988 and $1,599,980,571, respectively. Included in proceeds of sales is $52,330,921 representing the value of securities distributed in payment of redemptions in-kind, resulting in realized gains of $46,616,227.

Note 4— Federal Income Tax Information

Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts. During the year ended December 31, 2020, permanent differences due primarily to realized gains on redemptions in-kind not recognized for tax purposes, net operating loss and different book and tax treatment of net realized gains on foreign currency transactions resulted in a net decrease in total distributable earnings (loss) of $46,617,940 with a corresponding increase in paid in capital of $46,617,940. These reclassifications had no effect on net assets.

At December 31, 2020 the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities for federal income tax purposes were $2,272,670,605, $1,973,224,371 and $1,709,255, respectively. The net unrealized depreciation on foreign currencies was $16,561.

Sequoia Fund	December 31, 2020

Notes to Financial Statements (Continued)

The tax character of distributions paid for the year ended December 31, 2020 and 2019 was as follows:

	2020	2019
Distributions paid from
Ordinary income	$7,408,682	$36,925,158
Long-term capital gains	537,399,009	280,985,262

	$544,807,691	$317,910,420

As of December 31, 2020 and 2019 the components of distributable earnings on a tax basis were as follows:

	2020	2019
Undistributed ordinary income / (ordinary loss deferral)	$913,207	$(435,123)
Undistributed long-term gains	106,132,605	83,663,340
Unrealized appreciation	1,971,498,555	1,741,350,251

	$2,078,544,367	$1,824,578,468

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open years (tax years ended December 31, 2017 through December 31, 2020) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Note 5— Indemnification

The Fund’s officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, except as noted in the following paragraph, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss thereunder to be remote.

During the year ended December 31, 2020, the Fund indemnified the Independent Directors for approximately $70,000 in legal fees incurred by the Independent Directors in connection with legal matters. Such legal fees are included in professional fees in the Statement of Operations.These legal fees were paid directly to counsel by the insurance company for the Independent Directors pursuant to the Fund’s directors and officers insurance policy.

Note 6— Legal Proceedings

On January 8, 2016, Stanley H. Epstein, Harriet P. Epstein, and SEP IRA A/C Peter Christopher Gardner, derivatively and on behalf of Sequoia Fund, Inc. (the “Fund”), filed a suit against Ruane, Cunniff & Goldfarb Inc. (“RCG”), Robert D. Goldfarb, David Poppe, Robert L. Swiggett and Roger Lowenstein (collectively, the “Defendants”) in the Supreme Court of the State of New York, County of New York. The Fund was also named in the suit as a Nominal Defendant. On May 9, 2016, the plaintiffs filed an amended complaint, adding Edward Lazarus as an additional Defendant. The amended complaint asserted derivative claims in connection with certain of the Fund’s investments against the Defendants for alleged breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract and gross negligence. The case is Epstein v. Ruane, Cunniff & Goldfarb Inc. et al., 650100/2016, Supreme Court of the State of New York, County of New York. In February 2017, the court granted the Defendants’ motion to dismiss all claims in the action. On March 22, 2017, the plaintiffs filed a notice of appeal from the court’s dismissal. On July 5, 2018, the Supreme Court Appellate Division, First Department, unanimously affirmed the dismissal of all claims. On November 29, 2018, the plaintiffs filed an application for leave to appeal the Appellate Division’s ruling to the New York Court of Appeals. That application was denied on February 21, 2019.

On November 14, 2017, Donald Tapert, derivatively and on behalf of the Fund, filed a suit against David M. Poppe, Edward Lazarus, Robert L. Swiggett, Roger Lowenstein,Tim Medley, John B. Harris, Peter Atkins, Melissa Crandall, Robert D. Goldfarb,

Sequoia Fund	December 31, 2020

Notes to Financial Statements (Continued)

and RCG, in the Baltimore City Circuit Court, Maryland. The Fund was also named in the suit as a Nominal Defendant. The complaint asserted derivative claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, waste of corporate assets, and unjust enrichment. The case is Tapert v. Poppe et al., Case No. 24-C-17-005430, Baltimore City Circuit Court, Maryland. Defendants moved to dismiss the complaint on March 19, 2018, and the Court granted that motion on August 14, 2019 and dismissed the claims with prejudice. Plaintiff initially appealed the court’s decision to the Maryland Court of Special Appeals on September 13, 2019, but thereafter voluntarily dismissed the previously-filed appeal in May 2020.

On February 9, 2018, Charles Wilfong & Ann R. Wilfong JTWROS, derivatively and on behalf of the Fund, filed a suit against RCG, Robert D. Goldfarb, David Poppe and Roger Lowenstein, in the Supreme Court of the State of New York. The Fund was also named in the suit as a Nominal Defendant. The complaint asserted derivative claims for breach of duty of loyalty, breach of duty of care, and wrongful refusal to take action. The case is Wilfong v. Ruane, Cunniff & Goldfarb Inc. et al., 650699/2018, Supreme Court of the State of New York, County of New York. The action was dismissed by stipulation of the parties on September 20, 2019 without prejudice to Plaintiffs refiling the action solely in the event that the Maryland Court of Special Appeals reversed the Baltimore City Circuit Court’s decision in the Tapert action. By virtue of the dismissal of the Tapert appeal, the dismissal of this action is now with prejudice as a result of the terms of the stipulation.

On May 21, 2018, Thomas Edwards and Michael Fortune, individually and as representatives of a purported class, filed a suit against the Fund in the United States District Court in the Southern District of New York. The complaint asserted a claim for breach of contract. The case is Edwards v. Sequoia Fund, Inc., Case No. 1:18-cv-04501, S.D.N.Y. On October 18, 2018, the court granted the Fund’s motion to dismiss all claims. On November 15, 2018, plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit. The Second Circuit affirmed the District Court’s decision on September 9, 2019.

On March 14, 2016, Clive Cooper, individually and as a representative of a class, on behalf of the DST Systems, Inc. 401(k) Profit Sharing Plan (the “Plan”), filed a suit in the United States District Court for the Southern District of New York against RCG, DST Systems, Inc., The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., Jerome H. Bailey, Lynn Dorsey Bleil, Lowell L. Bryan, Gary D. Forsee, Gregg Wm. Givens, Charles E. Haldeman, Jr., Samuel G. Liss and John Does 1-20. The Fund is not a defendant in this lawsuit. The complaint asserted claims for alleged breach of fiduciary duty and violation of ERISA’s prohibited transaction rules, co-fiduciary breach, and breach of trust in connection with certain investments made on behalf of the Plan. The case is Cooper v. DST Systems, Inc. et al., Case No. 1:16-cv-01900-WHP, U.S. District Court for the Southern District of New York. Upon being presented with an arbitration agreement between plaintiff and DST, plaintiff dismissed without prejudice all claims against all of the defendants other than RCG, which was thereby the only defendant remaining in the case. On August 15, 2017, the court granted RCG’s motion to compel arbitration and the case was dismissed on August 17,2017. On September 8, 2017, the plaintiffs filed a notice of appeal from the District Court’s order granting the motion to compel arbitration and dismissing the case. Oral argument was heard on the appeal on February 5, 2019. A decision on the appeal is pending.

On September 1, 2017, plaintiffs Michael L. Ferguson, Myrl C. Jeffcoat and Deborah Smith, on behalf of the DST Systems, Inc. 401(k) Profit Sharing Plan, filed a suit in the Southern District of New York against RCG, DST Systems, Inc., The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., George L. Argyros, Tim Bahr, Jerome H. Bailey, Lynn Dorsey Bleil, Lowell L. Bryan, Ned Burke, John W. Clark, Michael G. Fitt, Gary D. Forsee, Steven Gebben, Gregg Wm. Givens, Kenneth Hager, Charles E. Haldeman, Jr., Lawrence M. Higby, Joan Horan, Stephen Hooley, RobertT. Jackson, Gerard M. Lavin, Brent L. Law, Samuel G. Liss,Thomas McDonnell, Jude C. Metcalfe, Travis E. Reed, M. Jeannine Strandjord, Beth Sweetman, Douglas Tapp and Randall Young. The Fund is not a defendant in this lawsuit. The complaint asserts claims for alleged breach of fiduciary duty under ERISA, breach of trust, and other claims.The case is Ferguson, et al. v. Ruane, Cunniff & Goldfarb Inc., et al., Case No. 1:17-cv-06685-ALC (S.D.N.Y.). On July 25, 2018, Stephanie Ostrander, a Plan participant, filed a motion in Ferguson seeking to intervene in that case to assert a class action on behalf of certain Plan participants. The court denied the motion to intervene on March 29, 2019. On December 14, 2018, the DST defendants filed a partial motion to dismiss, seeking dismissal of certain claims relating solely to the 401(k) portion of the Plan, with which RCG had no involvement. The court granted the motion to dismiss on September 18, 2019. On April 10, 2020, Plaintiffs moved to amend their complaint to add class allegations and to delete the allegations

Sequoia Fund	December 31, 2020

Notes to Financial Statements (Continued)

relating to the 401(k) portion of the Plan. Contemporaneously, Plaintiffs also filed a motion to certify the class. The DST defendants are consenting to both motions. The motions are currently pending.

Both RCG and the DST defendants have reached settlement agreements in principle with the Plaintiffs.The Plaintiffs submitted those agreements, along with motions for approval of the settlements, to the court on January 12, 2021. Those motions are currently pending.

On September 7, 2017, plaintiff Stephanie Ostrander, as representative of a class of similarly situated persons, and on behalf of the DST Systems, Inc. 401(k) Profit Sharing Plan, filed suit in the Western District of Missouri against DST Systems, Inc., The Advisory Committee of the DST Systems, Inc., 401(k) Profit Sharing Plan, The Compensation Committee of The Board of Directors of DST Systems, Inc., RCG and John Does 1-20. The complaint asserted claims for alleged breach of fiduciary duty, breach of trust, and other claims. The case is Ostrander v. DST Systems, Inc. et al., Case No. 4:17-cv-00747-BCW. The Fund is not a defendant in this lawsuit. On February 2, 2018, the court granted the defendants’ motion to dismiss all claims.

On September 28, 2018, counsel for Stephanie Ostrander filed another suit, Canfield v. SS&C Tech. Holdings, Inc. et al., Case No. 1:18-cv-08913-ALC (S.D.N.Y.), asserting claims that are virtually identical to those asserted in the Cooper, Ferguson, and Ostrander cases. The Fund is not a defendant in this lawsuit.

On November 5, 2018, counsel for Stephanie Ostrander filed another suit, Mendon v. SS&C Tech. Holdings, Inc., et al., Case No. 1:18-cv-10252-ALC (S.D.N.Y.), asserting claims that are virtually identical to those asserted in the Cooper, Ferguson, Ostrander, and Canfield cases. The Fund is not a defendant in this lawsuit.

On August 6, 2018, eleven participants of the DST Profit Sharing Plan submitted arbitration demands (the “Demands”) to the American Arbitration Association (the “Arbitrations”). The Demands assert claims that are virtually identical to those in the Cooper, Ferguson, Ostrander, Canfield, and Mendon cases. An additional approximately 466 claimants have sent demands, similar to the Demands, for submission to the American Arbitration Association. To date, arbitrators have been chosen in 314 arbitrations. The Fund is not a defendant in these proceedings.

RCG reached an agreement to settle claims asserted against it in the Arbitrations, Canfield and Mendon on June 5, 2020.

On October 8, 2019, the Secretary of Labor filed a suit in the United States District Court for the Southern District of New York against RCG, DST Systems, Inc., Robert D. Goldfarb, The Advisory Committee of the DST Systems, Inc. 401(K) Profit Sharing Plan, the Compensation Committee of the Board of Directors of DST Systems, Inc., Kenneth Hager, Randall D.Young, Gregg W. Givins, Gerard M. Lavin, M. Elizabeth Sweetman, Douglas W. Tapp, George L. Argyros, Lawrence M. Higby, Travis E. Reed, Lowell L. Bryan, Samuel G. Liss, Brent L. Law, Lynn Dorsey Bleil, Jerome H. Bailey, Gary D. Forsee, and Charles E. Haldeman, Jr. The Fund is not a defendant in this lawsuit. The Secretary’s complaint asserts claims for alleged breaches of fiduciary duties and co-fiduciary breach.The case is Scalia v. Ruane, Cunniff & Goldfarb Inc., et al., Case No. 1:19-cv-9302-ALC (S.D.N.Y.). RCG, Mr. Goldfarb, and the DST defendants all moved to dismiss the Secretary’s complaint on December 4, 2020; the Secretary opposed those motions on January 8, 2021; and all defendants submitted replies in support of their motions on February 5, 2021.

On November 11, 2020, plaintiffs DST Systems, Inc., the Advisory Committee of the DST Systems, Inc. 401(k) Profit Sharing Plan, and the Compensation Committee of the Board of Directors of DST Systems, Inc. filed suit against RCG, Ruane, Cunniff & Goldfarb LLC, Ruane, Cunniff & Goldfarb L.P., and certain current and former officers, directors and owners of RCG. The case is DST Systems, Inc., et al. v. Ruane, Cunniff & Goldfarb Inc., et al., Case No. 1:20-cv-9472 (S.D.N.Y.). The Fund is not a defendant in this lawsuit.The complaint asserts claims for indemnification, contribution, fraudulent conveyance, and breach of contract in connection with the litigations relating to the DST pension funds.

RCG believes that the foregoing lawsuits are without merit and intends to defend itself vigorously against the allegations in them.

Sequoia Fund	December 31, 2020

Notes to Financial Statements (Continued)

On December 10, 2019, RCG filed a suit in the United States District Court for the Southern District of New York against the claimants in the arbitrations pending before the American Arbitration Association (the “Claimants”). The suit also names, as nominal defendants, DST Systems, Inc., the plaintiffs in the Ferguson, Canfield, and Mendon cases, and the Secretary of Labor. RCG’s complaint seeks declaratory and injunctive relief regarding the overlapping and duplicative actions pending against RCG. On December 18, 2019, RCG filed a motion for preliminary injunction and appointment of a special master, seeking a stay of the arbitrations pending before the American Arbitration Association. Claimants and the Secretary of Labor have opposed that motion. In addition, Claimants moved to dismiss RCG’s complaint on January 6, 2020. The Secretary of Labor requested a pre-motion conference in connection with an anticipated motion to dismiss RCG’s complaint on February 18, 2020. RCG’s motion for a preliminary injunction and appointment of a special master and Claimants’ motion to dismiss have been fully-briefed, and no date has been set for oral argument on those motions or a pre-motion conference on the Secretary’s anticipated motion to dismiss.The case is Ruane, Cunniff & Goldfarb Inc. v. Payne, et al., Case No. 1:19-cv-11297-ALC (S.D.N.Y.). On July 10, 2020, RCG moved for voluntary dismissal of the action as a result of the settlements of the claims asserted against RCG in the Arbitrations, Canfield, and Mendon. The court granted that motion on September 28, 2020.

The outcomes of these lawsuits are not expected to have a material impact on the Fund’s financial statements.

Sequoia Fund	December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Sequoia Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sequoia Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of Sequoia Fund, Inc. since 2015.

New York, New York

February 18, 2021

Sequoia Fund	December 31, 2020

Approval of Advisory Contract (Unaudited)

At a meeting held on December 10, 2020, the Board of Directors of the Fund, including a majority of the independent Directors, evaluated and approved the renewal of the investment advisory contract between the Fund and the Investment Adviser (the “Advisory Contract”). In approving the renewal of the Advisory Contract, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Contract.

Nature, Extent and Quality of Services. The Directors considered information concerning the nature, extent and quality of the services provided to the Fund by the Investment Adviser, including information regarding the portfolio managers, the Investment Adviser’s staffing and organizational matters and the compensation of the portfolio managers. Based on these factors and other factors concerning advisory services provided by the Investment Adviser, the Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Investment Adviser under the Advisory Contract.

Investment Performance. The Directors reviewed information regarding the Fund’s performance under the Investment Adviser’s management. The Directors considered the Fund’s performance for the 1-year, 3-year, 5-year, 10-year and since inception periods ended September 30, 2020, as compared to the S&P 500 Index. They also reviewed the Fund’s top five holdings. The Directors also considered information comparing the Fund’s annualized performance to the annualized performance of peer-group funds for the 1-year, 3-year, 5-year, 10-year, 20-year and since inception periods ended September 30, 2020, and for the period from June 30, 2016 through September 30, 2020. The Directors considered that the performance information was compiled by the Investment Adviser from information made publicly available from Morningstar. The Directors also considered the Fund’s performance in light of information concerning the performance of the Investment Adviser’s other clients managed by the Fund’s portfolio managers for various periods ended September 30, 2020.

Fees. The Directors considered the fee paid to the Investment Adviser under the Advisory Contract and the Fund’s overall expense ratio. They reviewed information provided by the Investment Adviser comparing the Fund’s advisory fee and expense ratio to the advisory fees charged to, and the expense ratios of, the peer-group funds. They considered that under the Advisory Contract, the Investment Adviser has agreed to reimburse the Fund for the excess, if any, in a given year of the Fund’s operating expenses over 1 1⁄2% of the Fund’s average daily net asset values up to a maximum of $30 million, plus 1% of the Fund’s average daily net asset values in excess of $30 million and the amount reimbursed by the Investment Adviser for the most recent year end. They also considered information regarding the Investment Adviser’s views on the peer-group funds’ advisory fee structures and how those structures differ from that of the Fund, as well as information concerning the fees charged by the Investment Adviser to its other advisory clients. Based on these and other factors, the Directors determined that the advisory fee charged by the Investment Adviser under the Advisory Contract was reasonable in light of the services provided by the Investment Adviser and the fees charged by other advisers to similar funds.

Profitability and Other Benefits to the Investment Adviser. The Directors considered information concerning the historical profitability of the Fund to the Investment Adviser and other benefits to the Investment Adviser as a result of its relationship with the Fund, such as soft dollar arrangements. Based on these factors, the Directors concluded that the Investment Adviser’s profitability would not prevent them from approving the renewal of the Advisory Contract.

Economies of Scale. The Directors considered information concerning economies of scale and whether the advisory fee paid by the Fund to the Investment Adviser under the Advisory Contract might require adjustment in light of any potential economies of scale. The Directors determined that no modification of the advisory fee was necessary.

In light of information presented to them, the Directors concluded that the renewal of the Advisory Contract and retention of the Investment Adviser under the terms of the Advisory Contract (including at the advisory fee rate set forth in the Advisory Contract) were in the best interests of the Fund and its stockholders. This conclusion was not based on any single factor, but on an evaluation of the totality of factors and information reviewed and evaluated by the Directors. Based upon such conclusions, the Directors, including a majority of the independent Directors, approved the renewal of the Advisory Contract.

Sequoia Fund	December 31, 2020

Results of Stockholder Meeting (Unaudited)

A special meeting of the stockholders of the Fund was held on September 16, 2020. At the meeting, the stockholders were asked to consider and vote upon the election of three Directors of the Fund, each such Director to serve a term of indefinite duration and until his or her successor is duly elected and qualified. A majority of the votes cast at the meeting (at which a quorum was present) voted in favor of electing each of the three Directors. The results were as follows:

	Voted For	Withhold
Gregory Steinmetz	14,397,208	789,588
Melissa Crandall	14,247,553	939,243
Katharine Weymouth	14,235,567	951,229

Other Information (Unaudited)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100% of ordinary dividends paid during the fiscal year ended December 31, 2020 is designated as “qualified dividend income”, as defined in the Act, and are subject to reduced tax rates. The Fund intends to pass through the maximum allowable percentage for Form 1099 Div.

For corporate shareholders, 100% of ordinary distributions paid during the fiscal year ended December 31, 2020 qualifies for the corporate dividends received deduction. The Fund intends to pass through the maximum allowable percentage. For the fiscal year ended December 31, 2020, the Fund designated long-term capital gains of $559,868,274.

Shares of the Fund may be offered only to persons in the United States and by way of a prospectus. This should not be considered a solicitation or offering of any product or service to investors residing outside of the United States.

The Fund is non-diversified, meaning that it invests its assets in a smaller number of companies than many other funds. As a result, an investment in the Fund has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund’s net asset value per share.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. For a complete list of the Fund’s portfolio holdings, view the most recent semi-annual or annual report on the Fund’s web site at http://www.sequoiafund.com/communications.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit the Fund’s web site at www.sequoiafund.com and use the link under ”Prospectus“ - ”Our ProxyVoting Policies & Procedures“ to obtain all proxy information. This information may also be obtained from the SEC’s web site at www.sec.gov or by calling DST Systems, Inc. at 1-800-686-6884.

Sequoia Fund	December 31, 2020

Directors and Officers

The Statement of Additional Information (”SAI“) includes additional information about Fund Directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

Name, Age, and Address	Position Held with Fund(1)	Length of Time Served(2)	Principal Occupation during Past 5 Years	Other Directorships Held by Director

Interested Directors and Officer(3)
John B. Harris, 44 9 West 57th Street New York, NY 10019	President, CEO & Director	4 Years	Managing Director of the Investment Adviser since 2018; Analyst of the Investment Adviser or RCG Inc.; Managing Member of Wishbone Management, LP (SEC-registered investment adviser).	None

Gregory W. Steinmetz, 59 9 West 57th Street New York, NY 10019	Director	2 Years	Analyst of the Investment Adviser or RCG Inc.	None

Independent Directors

Peter Atkins, 57 9 West 57th Street New York, NY 10019	Chairman of the Board and Director	4 Years	Managing Director, Permian Partners (Investment Manager).	None

Melissa Crandall, 41 9 West 57th Street New York, NY 10019	Director	3 Years	Principal, Executive Recruiter, Third Street Partners (Talent Management) since 2018; Principal, Executive Recruiter, Braddock Matthews, LLC (Talent Management) (2015-2017).	None

Edward Lazarus, 61 9 West 57th Street New York, NY 10019	Director	6 Years	Chief Legal Officer and Corporate Secretary, Sonos, Inc. (consumer electronics) since January 2019; Former Executive Vice President and General Counsel of Tribune Media Co. (2013-2018).	None

Roger Lowenstein, 67 9 West 57th Street New York, NY 10019	Director	22 Years	Writer for Major Financial and News Publications.	None

Tim Medley, 77 9 West 57th Street New York, NY 10019	Director	4 Years	President, Medley & Brown, LLC (SEC-registered investment adviser).	None

Sequoia Fund	December 31, 2020

Directors and Officers (Continued)

Name, Age, and Address	Position Held with Fund(1)	Length of Time Served(2)	Principal Occupation during Past 5 Years	Other Directorships Held by Director

Independent Directors (Continued)
Katharine Weymouth, 54 9 West 57th Street New York, NY 10019	Director	Since September 16, 2020	Chief Operating Officer and President, dineXpert, since 2018; Publisher, The Washington Post (2008-2014); Chief Executive Officer, Washington Post Media (2008-2014).	Republic Services, Inc. (waste management); Graham Holdings Company (education and media); Cable One, Inc. (internet and cable).

Additional Officers

Wendy Goodrich, 55 9 West 57th Street New York, NY 10019	Executive Vice President	4 Years	Executive Vice President of the Investment Adviser since 2016; Managing Member of Absolute Return Consulting LLC until 2016.	None

Patrick Dennis, 50 9 West 57th Street New York, NY 10019	Treasurer	3 Years	Chief Financial Officer of the Investment Adviser since 2017; Chief Financial Officer of Associated Capital Group, Inc. (2015-2017); Global Head of Operations - Hedge Fund Administration at J.P. Morgan Chase (2013-2015).	None

Michael Sloyer, 59 9 West 57th Street New York, NY 10019	General Counsel, Chief Compliance Officer & Secretary	7 Years	General Counsel of the Investment Adviser.	None

Michael Valenti, 51 9 West 57th Street New York, NY 10019	Assistant Secretary	14 Years	Administrator of the Investment Adviser.	None

(1)	There are no other funds in the complex.
(2)	Directors serve until their resignation, removal or death.
(3)	Mr. Harris and Mr. Steinmetz are ”interested persons“ of the Fund, as defined by the 1940 Act, based on their positions with the Investment Adviser.

Sequoia Fund	December 31, 2020

Sequoia Fund, Inc.

9 West 57th Street, Suite 5000

New York, New York 10019-2701

1-800-686-6884

Website: www.sequoiafund.com

Interested Directors

John B. Harris

Gregory W. Steinmetz

Independent Directors

Peter Atkins, Chairman of the Board

Melissa Crandall

Edward Lazarus

Roger Lowenstein

Tim Medley

Katharine Weymouth

Officers
John B. Harris	—	President & CEO
Wendy Goodrich	—	Executive Vice President
Patrick Dennis	—	Treasurer
Michael Sloyer	—	General Counsel, Chief Compliance Officer & Secretary
Michael Valenti	—	Assistant Secretary

Investment Adviser

Ruane, Cunniff & Goldfarb L.P.

9 West 57th Street, Suite 5000

New York, New York 10019-2701

Distributor

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

Custodian

The Bank of New York Mellon

MF Custody Administration Department

225 Liberty Street, 25th Floor

New York, New York 10286

Registrar and Transfer Agent

DST Systems, Inc.

P.O. Box 219477

Kansas City, Missouri 64121

Accounting Agent

The Bank of New York Mellon

4400 Computer Drive

Westborough, Massachusetts 01581

Legal Counsel

Seward & Kissel LLP

901 K Street, NW

Washington, DC 20001

9 West 57th Street, Suite 5000

New York, NY 10019

(212) 832-5280

info@ruanecunniff.com

For additional information about Ruane, Cunniff & Goldfarb and Sequoia Fund,

please visit www.ruanecunniff.com.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is attached as an exhibit to this Form N-CSR and also made available on the registrant’s website at www.sequoiafund.com.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant’s Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $55,000 for 2019 and $70,500 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,250 for 2019 and $6,500 for 2020.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2020.

(e)(1)

The registrant’s audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant’s audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant’s independent auditor to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) None

(c) None

(d) None

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $38,250 for 2019 and $30,500 for 2020.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sequoia Fund, Inc.

By (Signature and Title)*	/s/ John B. Harris
John B. Harris, President and CEO
(principal executive officer)

Date March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John B. Harris
John B. Harris, President and CEO
(principal executive officer)

Date March 5, 2021

By (Signature and Title)*	/s/ Patrick Dennis
Patrick Dennis, Treasurer
(principal financial officer)

Date March 4, 2021

*	Print the name and title of each signing officer under his or her signature.